                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       November 1, 2002
                                                --------------------------------


                                 Score One, Inc.
--------------------------------------------------------------------------------
       (Exact name of Registrant as Specified in its Charter Post-merger)

                 Nevada                           0-26717                             88-0409164
      -----------------------------         ------------------------------    ------------------------------
      (State or Other Jurisdiction                  (Commission                       (IRS Employer
      of Incorporation pre-merger)                  File Number)              Identification No. pre-merger)


            G/F., 21A Boundary Street, Shamshuipo, Kowloon, HONG KONG
--------------------------------------------------------------------------------
                                  (New Address)

Registrant's telephone number, including area code     011-852-2406-8978
                                                    --------------------

Item 1. Changes in Control of the Registrant.

Pursuant to the Exchange Agreement more particularly described in Item 2 below, on November 1, 2002 Score One Inc. issued to Wing-Kei Li and Shuk-Wah Kwok 51,300 shares and 5,700 shares, respectively, of Series B Non-Voting Convertible Preferred Stock of Score One (the "Series B Shares"), which Series B Shares are convertible into shares of Score One's Common Stock at any time after the six month anniversary of the Closing Date (as hereinafter defined) at an initial conversion rate of 1,000 shares of Common Stock for each share of Series B Stock and have the other rights, powers and privileges as are set forth in the Certificate of Designation for the Series B Shares attached as Exhibit 10.2 hereto (the "Certificate of Designation"). Although no change of control of Score One has currently occurred, on April 1, 2003, the Series B Shares can be converted into 57,000,000 shares of Score One's Common Stock, which shares would represent 92.70% of the 61,485,564 shares of Score One's outstanding Common Stock assuming the conversion of all of the Series B Shares. Accordingly, Mr. Li individually and Mr. Li and Ms. Kwok collectively would control more than 50% of the issued and outstanding Common Stock of Score One.

Item 2. Acquisition or Disposition of Assets.

Acquisition of Good Step Limited

On November 1, 2002, Score One Inc. acquired all of the issued and outstanding stock of Good Step Limited, a British Virgin Islands company ("Good Step") pursuant to an Exchange Agreement (the "Exchange Agreement") dated as of November 1, 2002 by and among Good Step, Wing-Kei Li and Shuk-Wah Kwok (the "Good Step Shareholders"), Score One, and I.World Limited ("I.World"). Pursuant to the Exchange Agreement, Good Step became a wholly-owned subsidiary of Score One, and in exchange for the Good Step shares, Score One (i) issued to the Good Step Shareholders an aggregate of 57,000 Series B Shares and (ii) agreed to pay $7,900,000 in cash (the "Cash Consideration") on the six month anniversary of the Closing Date. A copy of the Exchange Agreement is attached as Exhibit 10.1 hereto.

The purchase price of $25,000,000 in aggregate was based up a historical price/earnings ratio of approximately 10.97 times as per audited net income of Good Step of $2,278,787 for the year ended September 30, 2002. Prior to the consummation of the Exchange Agreement, there was no existing relationship by or among the Good Step Shareholders, Score One or any affiliate, director or officer of Score One or any associates of any of the foregoing except that Ms. Kwok is currently an executive director of Fu Cheong International Holdings Limited which is an indirect 58% subsidiary of Score One.

Background of Good Step Limited

Good Step is principally engaged in the provision of silk-screen printing manufacturing services for textile and clothing materials for high-end kids' garment, tote bags, furniture and curtains. All of Good Step's customers are based in Hong Kong with production facilities located in Guangdong Province of Mainland China. For the year ended September 30, 2002, sales generated from provision of silk-screen printing manufacturing services amounted to approximately US$10,983,000.

Good Step's management believes that Good Step has a competitive advantage in its ability to provide customers with quality products delivered quickly and on time. Typical delivery time is four days after order confirmation. In addition, customers are integral to the design process, making designs more relevant to the needs of the marketplace. Good Step works closely with client companies taking the ultimate product design from a conceptual model to delivery.

Good Step has secured a long-term production arrangement with a Hong Kong based company with its production facilities located in Sam Shui, Guangdong Province, China (the "Sam Shui Factory"). This subcontractor has a 20,000 square foot facility that currently employs over 300 workers to work exclusively on behalf of Good Step. The Sam Shui Factory adopts a stringent set of quality control standards based on the ISO 9001 rules although it has not yet been ISO9001 certified.

Good Step currently has over 20 major customers which are not affiliated with any directors, officer or shareholder of Good Step, with 2 major customers accounting for approximately 40% of its annual turnover.

Good Step currently has 1 single major supplier for its purchases of pigments in order to enjoy bulk purchases discounts. Nevertheless, management does not believe that Good Step would have any difficulties in finding an alternative source of pigment supply and Good Step has never experienced any difficulties in procuring direct raw materials.

The Directors believe that the principal strengths of Good Step are:

- Good Step's product research and development capabilities, which enable it to produce a wide variety of product samples for different textile and clothing materials for different consumer products such as kids' garments, tote bags, furniture and curtains so as to cater to different customer preferences and demands as well as promptly respond to market changes and customers' needs;
- Good Step's expertise in operation management and cost control, both of which contribute to satisfactory profit margins;
-    Good Step's well-established business relationships with its customers;
- Good Step's strong cash flow position which enables Good Step to receive greater bulk purchase discounts from suppliers offering no or short credit terms;
-    Good Step's emphasis on stringent quality control; and
- the extensive experience of Good Step's management team in the silk-screen printing manufacturing business and their in-depth knowledge of the product research and development matters.

Good Step was incorporated in the British Virgin Islands with limited liability on January 17, 2001. Good Step has established its head office and principal place of business at G/F., 21A Boundary Street, Shamshuipo, Kowloon, Hong Kong.

Item 5. Other Events.

         In connection with the exchange and change in control, Wing Man Ho, Hong Liang Qian and Mr. Lai Kin Hung, resigned as directors of Score One and Shuk Wah Kwok and Hong Zhong Hu were appointed to fill the vacancies created by the resignations. The following sets forth the age and a brief description of the business experience of each Ms. Kwok and Mr. Hu during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

         Ms. Shuk Wah Kwok, age 30, has since March 6, 2002 served as an executive director of Fu Cheong International Holdings Limited, a main board listed company in Hong Kong which is a subsidiary of Score One. Ms. Kwok gained her corporate finance, accounting and company secretarial experience in various public accounting firms. Prior to joining Fu Cheong, she was a director and shareholder of a company engaged in the provision of company secretarial and accountancy services to various medium sized enterprises over the past 5 years. She has held various senior positions in the company secretary and corporate compliance area since 1996. She has over 10 years of experience in company secretarial and accounting areas. She was also a director of Score One from July 1, 2001 until May 30, 2002.

      Mr. Hong Zhong Hu, age 29, has since January 1997, been financial consultant of Well Step Capital Limited, a financial consulting firm in Hong Kong. where he was responsible for accounting technical service of IPO for foreign companies in China. Under his supervision, a number of companies successfully listed on Hong Kong Stock Exchange Main Board. Prior to this, Mr. Hu was employed as an associate auditor for ERNST & YOUNG, Certified Public Accountants, in Shen Zhen, China. Mr Hu received a Bachelor degree in Finance & Economics from ShanXi University in 1996, He had attended in an advanced studies of International Finance in Fu Dan University and is a qualified accountant in China.

Item 7.  Financial Statements, Pro Form Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired

         The audited financial statements of Good Step for the years ended September 30, 2001 and 2002 are filed herewith.

         (b)      Exhibits


         Exhibit No.                Description
         -----------                -----------
         10.1                       Exchange Agreement

         10.2                       Certificate of Designation of the Series B Convertible
                                    Preferred Stock

Item 8.  Changes in Fiscal Year.

         On October 31, 2002, at a special meeting of the Board of Directors of Score One, the Board unanimously determined to change the Company's fiscal year end from December 31 to September 30. The change was made as a result of the acquisition of Good Step, the fiscal year end of which is September 30, 2002.

         The Company intends to file a report covering the transition period from January 1, 2002 to September 30, 2002 in connection with the filing of its Annual Report on Form 10-K for its fiscal year ended September 30, 2002.

                           [ Signature page follows ]

GOOD STEP LIMITED

Index to Financial Statements

                                        Pages
Report of Independent Auditors           F-1
Balance Sheets                           F-2
Statements of Operations                 F-3
Statements of Stockholders' Equity       F-4
Statements of Cash Flows                 F-5
Notes to financial statements            F-6-9

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
GOOD STEP LIMITED
(Incorporated in British Virgin Islands with limited liability)

We have audited the accompanying balance sheets of Good Step Limited as of September 30, 2001 and September 30, 2002, and the related statements of operations, stockholders' equity and cash flows for the period from inception to September 30, 2001 and the twelve months ended September 30, 2002. These financial statements are the responsibility of the Company's managements. Our responsibility is to express and opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Good Step Limited as of September 30, 2001 and September 30, 2002 and the results of its operations and cash flows for the period from inception to September 30, 2001 and the twelve months ended September 30, 2002, in conformity with generally accepted accounting principles in the United States of America.

Weifang Certified Public Auditors, Weifang, China
October 18, 2002

GOOD STEP LIMITED

BALANCE SHEETS

(Expressed in US Dollars)


                                                    September 30,      September 30,
                                         Notes               2002               2001
ASSETS

Current assets
   Cash and cash equivalents                           $  152,043         $   23,384
   Accounts receivable                     3            1,164,102            993,697
                                                       ----------         ----------
   Total current assets                                 1,316,145          1,017,081
Plant and equipment, net                   4               30,550             39,950
                                                       ----------         ----------
Total assets                                           $1,346,695         $1,057,031
                                                       ==========         ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable and accrued liabilities            $  850,308         $  839,431
                                                       ----------         ----------
Total liabilities                                         850,308            839,431

Stockholders' equity
   Ordinary shares, par value $1 per share;
   50,000 shares authorized; 1,000 shares
   issued and outstanding                                   1,000              1,000
   Retained earnings                                      495,387            216,600
                                                       ----------         ----------
   Total stockholders' equity                             496,387            217,600
                                                       ----------         ----------
Total liabilities and stockholders' equity             $1,346,695         $1,057,031
                                                       ==========         ==========




See accompanying summary of accounting principles and notes to financial statements.

GOOD STEP LIMITED

STATEMENTS OF OPERATIONS

(Expressed in US Dollars)

                                                                            Twelve           From
                                                                      months ended   inception to
                                                                     September 30,   September 30,
                                                    Notes                     2002            2001
Net Sales                                             2                $10,982,592     $ 8,139,178
Cost of sales                                                           (8,703,482)     (6,522,367)
                                                                       -----------     -----------
Gross Profit                                                             2,279,110       1,616,811
Selling expenses                                                               (71)            (32)
General and administrative expenses                                           (251)           (178)
                                                                       -----------     -----------
Operating income                                                         2,278,788       1,616,601
Financial expenses                                                              (1)             (1)
                                                                       -----------     -----------
Income before income taxes                                               2,278,787       1,616,600
Provision for income taxes                            5                         --              --
                                                                       -----------     -----------
Net income                                                             $ 2,278,787     $ 1,616,600
                                                                       -----------     -----------
                                                                       -----------     -----------

                      See accompanying summary of accounting policies and notes
                                      to financial statements.

GOOD STEP LIMITED

STATEMENTS OF STOCKHOLDERS' EQUITY

(Expressed in US Dollars)

----------------------------------------------------------------------------------------------------
                                                       Common Stock
                                                    ------------------                    Total
                                                    Number of             Retained     Stockholders'
                                                     Shares     Amount    Earnings        Equity
                                                    ---------   ------   -----------   -------------
Balance, January 17, 2001                             1,000     $1,000   $    --        $     1,000
Net income                                            --          --       1,616,600      1,616,600
Dividends declared                                    --          --      (1,400,000)    (1,400,000)
                                                      -----     ------   -----------    -----------
Balance, September 30, 2001                           1,000     1,000        216,600        217,600
Net income                                            --          --       2,278,787      2,278,784
Dividends declared                                    --          --      (2,000,000)    (2,000,000)
                                                      -----     ------   -----------    -----------
Balance, September 30, 2002                           1,000     $1,000   $   495,387    $   496,387
                                                      -----     ------   -----------    -----------
                                                      -----     ------   -----------    -----------
----------------------------------------------------------------------------------------------------

     See accompanying summary of accounting policies and notes to financial statements.

GOOD STEP LIMITED

STATEMENTS OF CASH FLOWS

INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

(Expressed in US Dollars)

------------------------------------------------------------------------------------------------------
                                                                           Twelve                From
                                                                     months ended        inception to
                                                                    September 30,       September 30,
                                                                             2002                2001
Cash flows from operating activities
  Net income                                                            2,778,787           1,616,600
    Adjustments to reconcile net income
    to net cash provided by operating activities
  Depreciation of plant and equipment                                       9,400               7,050
  Changes in:
    Accounts receivable                                                  (170,405)           (993,697)
    Accounts payable and accrued liabilities                               10,877             839,431
                                                                       ----------          ----------
Net cash provided by operating activities                               2,128,659           1,469,384
                                                                       ----------          ----------
Cash flows from return on investments and servicing of finance
  Dividend paid                                                        (2,000,000)         (1,400,000)
                                                                       ----------          ----------
Cash flows used in investing activities
  Acquisition of plant and equipment                                          -               (47,000)
                                                                       ----------          ----------
Cash flows from financing activities
  Issuance of common stock                                                    -                 1,000
                                                                       ----------          ----------
Net increase in cash and cash equivalents                                 128,659              23,384
Cash and cash equivalents at beginning of period                           23,384                 -
                                                                       ----------          ----------
Cash and cash equivalents at end of period                                152,043              23,384
                                                                       ==========          ==========
Supplemental disclosure of cash flow information
  Interest paid during the period                                               1                   1
                                                                       ==========          ==========
------------------------------------------------------------------------------------------------------

See accompanying summary of accounting policies and notes to financial statements.

GOOD STEP LIMITED

NOTES TO FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Good Step Limited was incorporated in the British Virgin Islands on January 17, 2001 ("the Company"). The principal activity of the Company is provision of silk-screen printing manufacturing services.

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

Basis of accounting

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

Foreign currency translation and transactions

The functional currency of the Company and its subsidiaries in the Hong Kong Dollar ("HK$") and the financial records are maintained and the financial statements prepared in HK$. Foreign currency transactions during the period are translated into HK$ to the exchange rates ruling at the transaction dates. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated into HK$ at year end exchange rates. When assets, liabilities and equity denominated in HK$ are translated into United States Dollars ("US$"), translation adjustments are included as a component of stockholder's equity.

For the purpose of preparing these financial statements, the financial statements in HK$ have been translated into United States Dollars at US$1.00 = HK$7.8.

Revenue recognition

Revenue is recognized upon the provision of silk-screen printing manufacturing services.

Cash and cash equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

GOOD STEP LIMITED

NOTES TO FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES (CONT'D)

Accounts receivable and concentration of credit risk

During the normal course of business, the Company extends unsecured credit to its customers. The collectibility of debts owed by its customers depends substantially on the financial condition and cash flow position of its customers. The Company reviews regularly the credit status of each customer on a case by case basis and the provision of doubtful accounts is recorded based on the management's assessment of the credit status of its customers.

Plant, equipment and depreciation

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets at the rates of 20% per annum.

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments to plant and equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

Long-lived assets

The Company periodically reviews its long-lived assets for impairment based upon the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

Income taxes

The Company accounts for income taxes using the liability method, which requires an entity to recognize deferred tax liabilities and assets. Deferred income taxes are recognized based on the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements which will result in taxable or deductible amounts in future years. Further, the effects of enacted tax laws or rate changes are included as part of deferred tax expense or benefits in the year that covers the enactment in the near future date. A valuation allowance will be provided when there is an uncertainty that a deferred tax benefit will be realized.

GOOD STEP LIMITED

NOTES TO FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES (CONT'D)

Fair values of financial instruments

The carrying amounts of certain financial instruments, including cash, accounts receivable and accounts payable approximate their fair values as of September 30, 2002 because of the relatively short-term maturity of these instruments.

Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Among the more significant estimates included in the financial statements are the allowance for doubtful accounts, provision for inventory obsolescence and slow moving items, and deferred income tax liability. Actual results could differ from those estimates.

NOTE 3 - ACCOUNTS RECEIVABLE


                                                                September 30,           September 30,
                                                                         2002                    2001

Accounts receivable                                                $1,164,102                $993,697
Less: Allowance for doubtful accounts                                       -                       -
                                                                   ----------                --------
                                                                   $1,164,102                $993,697
                                                                   ==========                ========



NOTE 4 - PLANT AND EQUIPMENT, NET


                                                                September 30,           September 30,
                                                                         2002                    2001

Furniture, fixtures and equipments                                    $47,000                 $47,000
Less: Accumulated depreciation                                         16,450                   7,050
                                                                     --------                 -------
                                                                      $30,550                 $39,950
                                                                     ========                 =======


GOOD STEP LIMITED

NOTES TO FINANCIAL STATEMENTS

(Expressed in US Dollars)

NOTE 5 - INCOME TAXES

Under the Hong Kong Inland Revenue Ordinance, Hong Kong profits tax will only be charged on corporate profits arising from or derived in Hong Kong. As the Company provides its silk-screen printing manufacturing services in Mainland China, its profit is considered to be offshore in nature and not taxable under Hong Kong profits tax. Under the existing tax laws and regulations of Mainland China, the mode of operations of the Company is also not subject to China's income taxes.

Deferred income tax is not provided as the Company does not have any material tax exposure due to timing differences.

NOTE 6 - ECONOMIC DEPENDENCE

The Company's manufacturing operations are supported by a single wholly foreign owned subsidiary established in China with no written long-term processing agreement entered between the Company and that subcontractor. Under the existing business arrangement, that subcontractor provides the factory premises, utilities, the workers and supplementary materials at a fee. There is no assurance that the subcontractor's premises and workforce are sufficient to handle an increase in production orders should the Company's business expand or that the Company can locate another third party subcontractor who can handle the Company's production on as favorable terms as those existing with that subcontractor.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SCORE ONE, INC.

Date: November 15, 2002                By: /s/ Shuk-Wah Kwok
                                           -------------------------------------





                                      -6-



                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as....................................'SS'